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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): May 22, 2007

                Residential Asset Securitization Trust 2007-A3
                ----------------------------------------------
                        (exact name of issuing entity)
          Commission File Number of the issuing entity: 333-132042-61

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

        Delaware                                                   95-4791925
-------------------------------      -----------        -----------------------
(State or Other Jurisdiction                                 (I.R.S. Employer
    of Incorporation)                                      Identification No.)

                 155 North Lake Avenue
                 Pasadena, California                            91101
           ------------------------------                        --------------
                (Address of Principal                            (Zip Code)
                Executive Offices)



Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))



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[  ]     Pre-commencement communications pursuant to Rule 14e-4(c) under the
         Exchange Act (17 CFR 240.14e-4(c))


Section 8     Other Events

Item 8.01     Other Events.

On February 27, 2007, IndyMac MBS, Inc. (the "Company") entered into a pooling and servicing agreement dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2007-A3, Mortgage Pass-Through Certificates, Series 2007-C (the "Certificates"). The Pooling and Servicing Agreement was filed as Exhibit 99.1 on the Form 8-K on March 14, 2007 under accession number 0000905148-07-002312.

On May 18, 2007, the Company, IndyMac and the Trustee entered into an agreement to amend the Pooling and Servicing Agreement (the "Amendment") dated as of May 18, 2007. The Amendment is annexed hereto as Exhibit 99.1.



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Section 9      Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Shell Company Transactions.

(d) Exhibits.

Exhibit No.    Description
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99.1           The Amendment, dated as of May 22, 2007, by and among the
               Company, the Servicer and the Trustee.



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SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 INDYMAC MBS, INC.



                                                 By:  /s/ Victor H. Woodworth_
                                                      ------------------------
                                                      Victor H. Woodworth
                                                      Vice President



Dated: May 22, 2007


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                                 Exhibit Index

Exhibit
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99.1     The Amendment, dated as of May 22, 2007, by and among the Company, the Servicer and the Trustee.